SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                    Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):    November 22, 1998


                              UNUM Corporation
           (Exact name of registrant as specified in its charter)


        Delaware                  1-9254                01-0405657
    (State or Other          (Commission File         (IRS Employer
      Jurisdiction                Number)         Identification Number)
   of Incorporation)

2211 Congress Street, Portland, Maine                     04122
(Address of principal executive offices)               (Zip Code)


                               (207) 770-2211
            (Registrant's telephone number, including area code)

                                    None
       (Former Name or Former Address, if Changed Since Last Report)


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                                                                          2

Item 5.   Other Events.

          On November 22, 1998, UNUM Corporation ("UNUM") entered into an Agreement and Plan of Merger dated as of November 22, 1998 (the "Merger Agreement"), between UNUM and Provident Companies, Inc. ("Provident"), pursuant to which UNUM and Provident will merge (the "Merger") under the name UNUMProvident Corporation ("UNUMProvident"). Pursuant to the Merger and the other transactions contemplated by the Merger Agreement, each share of Provident common stock will be converted into 0.730 of a share of UNUMProvident common stock and each share of UNUM common stock will be converted into one share of UNUMProvident common stock.

          In connection with the Merger Agreement, UNUM granted Provident an option to purchase 27,563,644 shares of the common stock of UNUM (19.9% of UNUM's issued and outstanding common stock) pursuant to a Stock Option Agreement (the "UNUM Stock Option Agreement") dated as of November 22, 1998, between UNUM and Provident. The option becomes exercisable upon the occurrence of certain events, none of which has occurred at the time of this filing. Also in connection with the Merger Agreement, Provident granted UNUM an option to purchase 26,945,874 shares of the common stock of Provident (19.9% of Provident's issued and outstanding common stock) pursuant to a Stock Option Agreement (the "Provident Stock Option Agreement") dated as of November 22, 1998, between Provident and UNUM. The option becomes exercisable upon the occurrence of certain events, none of which has occurred at the time of this filing.

          Also in connection with the Merger Agreement, Stockholders who collectively have beneficial ownership of approximately 26% of the outstanding common stock of Provident have agreed, pursuant to a Stockholders Agreement (the "Stockholders Agreement"), dated as of November 22, 1998, to vote in favor of the Merger and related transactions at any stockholders meeting in which such matters are considered.

          The Merger is subject to certain regulatory approvals as well as to the adoption of the Merger Agreement by the stockholders of UNUM and the stockholders of Provident, and the approval of the issuance of UNUMProvident common stock pursuant to the Merger Agreement by the holders of Provident common stock.

          Attached and incorporated herein by reference in their entirety as Exhibits 2.1, 10.1, 10.2, 10.3 and 99.1, respectively, are copies of (1) the Merger Agreement, (2) the Provident Stock Option Agreement, (3) the UNUM Stock Option Agreement, (4) the Stockholders Agreement and (5) a press release of UNUM and Provident announcing the signing of a definitive agreement to merge the two companies.


Item 7(c).    Exhibits.

     2.1 Agreement and Plan of Merger dated as of November 22, 1998, between Provident Companies, Inc., and UNUM Corporation.

     10.1 Stock Option Agreement dated as of November 22, 1998, between Provident Companies, Inc., and UNUM Corporation, as Grantee.

     10.2 Stock Option Agreement dated as of November 22, 1998, between UNUM Corporation and Provident Companies, Inc., as Grantee.

     10.3 Stockholders Agreement dated as of November 22, 1998, between UNUM Corporation and certain stockholders of Provident Companies, Inc.

     99.1 Press release dated November 23, 1998, announcing the signing of an agreement to merge UNUM Corporation and Provident Companies, Inc.

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                                                                          3


                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              UNUM Corporation
                                        ------------------------------
                                                (Registrant)


Date: November 25, 1998                By:  /s/ Robert E. Broatch
      -------------------------        ------------------------------
                                                (Signature)
                                       Name:  Robert E. Broatch
                                       Title: Senior Vice President &
                                                Chief Financial Officer


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                                                                          4

                               EXHIBIT INDEX


Exhibit    Description

2.1 Agreement and Plan of Merger dated as of November 22, 1998, between Provident Companies, Inc., and UNUM Corporation.

10.1 Stock Option Agreement dated as of November 22, 1998, between Provident Companies, Inc., and UNUM Corporation, as Grantee.

10.2 Stock Option Agreement dated as of November 22, 1998, between UNUM Corporation and Provident Companies, Inc., as Grantee.

10.3 Stockholders Agreement dated as of November 22, 1998, between UNUM Corporation and certain stockholders of Provident
           Companies, Inc.

99.1 Press release dated November 23, 1998, announcing the signing of an agreement to merge UNUM Corporation and Provident Companies, Inc.